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                                                                 EXHIBIT 99.1
    e.spire(TM) AND SYNDICATED BANK GROUP ARE FINALIZING TERMS FOR AMENDED AGREEMENT

  HERNDON, VA, JULY 11, 2000 -- e.spire COMMUNICATIONS, INC. (NASDAQ: ESPI)
   ANNOUNCED TODAY THAT IT AND ITS SYNDICATED BANK GROUP ARE FINALIZING TERMS FOR A COMPREHENSIVE AMENDMENT TO ITS SENIOR SECURED CREDIT FACILITY, EXECUTED IN AUGUST 1999. e.spire EXPECTS TO SIGN THE FINAL TERMS AND CONDITIONS BY
 FRIDAY, JULY 14, 2000, WITH DOCUMENTATION TO BE COMPLETED SHORTLY THEREAFTER.

 "WE ARE PUTTING THE FINAL TOUCHES ON THE TERMS FOR THE NEW AMENDMENT, WHICH IS
      FAIR TO e.spire AND ASSURES OUR ABILITY TO MEET OUR NEW FINANCIAL AND OPERATING COVENANTS," SAID GEORGE F. SCHMITT, e.spire CHAIRMAN AND ACTING CHIEF EXECUTIVE OFFICER. "THE AMENDMENT WILL GIVE US SUBSTANTIAL FLEXIBILITY GOING
            FORWARD TO MEET OUR GOALS AND FULFILL OUR BUSINESS PLAN."

   e.spire EXPECTS TO REMAIN IN COMPLIANCE WITH ITS COVENANTS AND MEET ALL OF ITS PAYMENT OBLIGATIONS UNDER THE SENIOR CREDIT FACILITY AS WELL AS THE
                         COMPANY'S OTHER INDEBTEDNESS.

"WE ARE SUFFICIENTLY CONFIDENT IN e.spire's FINANCES AND PROSPECTS THAT WE EXPECT TO PREPAY $25 MILLION UNDER THE FACILITY BY THE END OF THE MONTH,"
   ADDED SCHMITT. "THIS PREPAYMENT WILL REDUCE THE OVERALL COST OF THE AMENDED
                                   FACILITY."

THE BANKS HAVE AGREED TO EXTEND THEIR STANDSTILL UNTIL JULY 14, THE DATE BY
       WHICH THE COMPANY EXPECTS TO FINALIZE THE TERMS FOR THE AMENDMENT.

e.spire Communications, Inc. is a leading integrated communications provider, offering traditional local and long distance, dedicated Internet access and advanced data solutions, such as ATM and frame relay. e.spire also provides dial-up Internet through its wholly-owned Internet service provider (ISP), CyberGate, Inc., and Web hosting services through CyberGate's subsidiary, ValueWeb. In addition, ACSI Network Technologies, Inc., another e.spire subsidiary, provides third parties, including other communications concerns, municipalities and corporations, with turnkey fiber-optic design, construction and project management expertise. More information about e.spire is available on e.spire's Web site, www.espire.net.





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                e.spire AND SYNDICATED BANK GROUP ARE FINALIZING
                       TERMS FOR AMENDED AGREEMENT/PAGE 2

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Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:
Media Relations
                                                                Peggy Disney
703.639.6738
peggy.disney@espire.net
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